Exhibit 10.37

               EIGHTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Eighth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:      September 25, 2007

                     [remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    Flag Luxury Riv, LLC

                                    By: /s/  Paul Kanavos
                                        -----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    RH1, LLC

                                    By: FX Luxury Realty, LLC
                                        -----------------------------------
                                        Its sole member

                                       By: Flag Luxury Properties, LLC
                                           --------------------------------
                                           Its Managing Member

                                          By:  /s/  Paul Kanavos
                                             ------------------------------
                                          Name: Paul Kanavos
                                          Title: President


                                    FX Real Estate and Entertainment
                                      Inc.

                                    By: /s/  Paul Kanavos
                                        ----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Flag Leisure Group, LLC

                                    By: /s/  Paul Kanavos
                                        ---------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Flag Luxury Properties, LLC

                                    By: /s/  Paul Kanavos
                                        ---------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Paul Kanavos

                                    /s/  Paul Kanavos
                                    -------------------------------------

                                    FX Luxury Realty, LLC

                                       By: Flag Luxury Properties, LLC
                                           ------------------------------
                                           Its Managing Member

                                          By:  /s/  Paul Kanavos
                                              ---------------------------
                                          Name: Paul Kanavos
                                          Title: President

                                    CKX FXLR Stockholder Distribution
                                    Trust I

                                       By:
                                          ------------------------------


                                    CKX FXLR Stockholder Distribution
                                    Trust I

                                       By:
                                          ------------------------------

                                    MJX Flag Associates, LLC

                                    By:   /s/  Robert F.X. Sillerman
                                        ---------------------------------
                                    Name: President
                                    Title: Robert F.X. Sillerman


                                    CKX, Inc.

                                    By: /s/  Robert F.X. Sillerman
                                       ----------------------------------
                                    Name:  Robert F.X. Sillerman
                                    Title:  Chief Executive Officer


                                    MJX Real Estate Ventures, LLC

                                    By:   /s/  Robert F. X. Sillerman
                                       ----------------------------------
                                    Name: Robert F.X. Sillerman
                                    Title: Member


                                    Robert F.X. Sillerman

                                    /s/  Robert F.X. Sillerman
                                    -------------------------------------

                                    LMN 134 Family Company LLC

                                    By: /s/  Mitchell J. Nelson
                                        ---------------------------------
                                    Name: Mitchell J. Nelson
                                    Title: Managing Member


                                    Mitchell J. Nelson

                                    /s/  Mitchell J. Nelson
                                    -------------------------------------

                                    ONIROT Living Trust dated 06/20/2000

                                    By: /s/  Brett Torino
                                       ----------------------------------
                                    Name:  Brett Torino
                                    Title:  Trustee


                                    Brett Torino

                                    /s/  Brett Torino
                                    -------------------------------------

                                    Rivacq LLC

                                    By: SOF U.S. Hotel Co-Invest
                                    Holdings, L.L.C.

                                       By: SOF-VII U.S. Hotel Holdings,
                                           L.L.C.

                                          By: /s/  Barry S. Sternlicht
                                              --------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                       By: I-1/I-2 U.S. Holdings, L.L.C.

                                          By: /s/  Barry S. Sternlicht
                                              -------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                    SOF U.S. Hotel Co-Invest Holdings,
                                    L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings,
                                        L.L.C.

                                        By: /s/  Barry S. Sternlicht
                                            --------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer

                                    By: I-1/I-2 U.S. Holdings, L.L.C.

                                       By: /s/  Barry S. Sternlicht
                                           ---------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer


                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By: /s/  Barry S. Sternlicht
                                        ------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    I-1/I-2 U.S. Holdings, L.L.C.

                                    By: /s/  Barry S. Sternlicht
                                        ------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                                    Starwood Global Opportunity Fund
                                    VII-A, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group
                                            Global, L.L.C.
                                            --------------------------------
                                            Its General Manager

                                            By: /s/  Barry S. Sternlicht
                                                ----------------------------
                                                Name: Barry S. Sternlicht
                                                Title: Chief Executive Officer


                                    Starwood Global Opportunity Fund VII-B,
                                    L.P.

                                    By:   SOF-VII Management, L.L.C.
                                          ----------------------------------
                                    Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            --------------------------------
                                        Its General Manager

                                            By: /s/  Barry S. Sternlicht
                                                ----------------------------
                                                Name: Barry S. Sternlicht
                                                Title: Chief Executive Officer


                                    Starwood U.S. Opportunity Fund

                                    VII-D, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            --------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                   -------------------------
                                                   Name: Barry S. Sternlicht
                                                   Title: Chief Executive
                                                          Officer

                                    Starwood U.S. Opportunity Fund
                                    VII-D-2, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group
                                            Global, L.L.C.
                                            --------------------------------
                                            Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                   -------------------------
                                                   Name: Barry S. Sternlicht
                                                   Title: Chief Executive
                                                          Officer


                                    Starwood Capital Hospitality Fund
                                    I-1, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group
                                            Global, L.L.C.
                                            --------------------------------
                                        Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                   -------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive
                                                      Officer


                                    Starwood Capital Hospitality Fund
                                    I-2, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group
                                            Global, L.L.C.
                                            --------------------------------
                                        Its General Manager

                                              By: /s/  Barry S. Sternlicht
                                                  --------------------------
                                                  Name: Barry S. Sternlicht
                                                  Title: Chief Executive Officer

                                    SOF-VII Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        -------------------------------------
                                        Its General Manager

                                        By: /s/  Barry S. Sternlicht
                                            --------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    SCG Hotel Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        -------------------------------------
                                        Its General Manager

                                         By: /s/  Barry S. Sternlicht
                                             -------------------------------
                                         Name: Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                    Starwood Capital Group Global, LLC

                                    By: /s/  Barry S. Sternlicht
                                        ------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    Barry S. Sternlicht

                                    /s/  Barry S. Sternlicht
                                    ----------------------------------------